Variable Annuity Fund I of Southwestern Life
                       Southwestern Life Insurance Company

                       Supplement dated November 22, 2006


     This supplement should be attached to your prospectus for the group variable annuity contract, certificate or individual contract (referred to collectively herein as the "Contract").

     Southwestern Life Insurance Company ("Southwestern") intends to merge into one of its affiliates, Valley Forge Life Insurance Company ("VFL"), with VFL surviving the merger. The merger is anticipated to occur on or about December 28, 2006, subject to receipt of all required regulatory approvals.

     As of the effective date of the merger, all outstanding contracts of Southwestern will become the obligations of VFL. There will be no changes to the terms, conditions and benefits of your Contract as a result of the merger. After the merger, VFL will accept any additional purchase payments you wish to make and will process all transactions and claims under your Contract.

     The merger of VFL and Southwestern will result in the transfer of the Variable Annuity Fund I of Southwestern Life ("Separate Account") from Southwestern to VFL. As a result, the new depositor of the Separate Account will be VFL. There will be no changes to the Separate Account as a result of the merger. The merger is subject to certain regulatory filings and approvals, including approval by the Insurance Commissioners of Indiana and Texas.

     VFL is a life insurance company organized under the laws of the State of Indiana and is authorized to transact business in the District of Columbia, Puerto Rico, and all states except New York. VFL's home office is located at 1700 Magnavox Way, Fort Wayne, IN 46804, and its executive office is located at 175 King Street, Armonk, NY 10504. On April 30, 2004 VFL became a wholly-owned subsidiary of Swiss Re Life & Health America Inc. ("SRLHA"). SRLHA is ultimately controlled by Swiss Reinsurance Company.

     If you have any questions, please contact our Service Center at P.O. Box 749045, Dallas, TX 75374-9045, 1-800-792-4368.